AEGIS VALUE FUND
(NASDAQ:  AVALX)

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 29, 2010

(as amended February 25, 2011)

This Statement of Additional Information (“SAI”) supplements the current Prospectus of Aegis Value Fund (the “Fund”) dated December 29, 2010.  This SAI does not present a complete picture of the various topics discussed and should be read in conjunction with the Prospectus.  Although this SAI is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus.  The audited financial statements included in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2010 are incorporated herein by reference. A copy of the Prospectus or Annual or Semi-Annual Report to Shareholders may be obtained without charge by contacting the Fund, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI  53201-2175 or by telephone at (800) 528-3780.  Please retain this document for future reference.

Description of the Fund

Aegis Value Fund, Inc. (the “Fund”) is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 as amended, (the “1940 Act”), as an open-end investment management company.  The Fund was incorporated on October 22, 1997 in the State of Maryland and commenced operations on May 15, 1998.  The Fund is a diversified fund.  Shares of the Fund are sold and redeemed without any fees or sales charges; therefore, the Fund is a “no-load” mutual fund. A board of four directors is responsible for overseeing the Fund’s affairs.

Additional Information about the Fund’s Investments and Risks

Fund Investment Policies

The following investment policies and limitations supplement those set forth in the Fund’s prospectus.  As stated in the prospectus, the Fund’s investment goal is to seek long-term capital appreciation through a strategy of value investing in a portfolio of common stocks.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Fund’s acquisition of the security or other asset.  Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s investment policies and limitations.  It should be noted that Items 8 and 9 below regarding illiquid investments and borrowing will be applied at all times, and not just at the initial time of the transaction.

The Fund’s fundamental investment policies cannot be changed without the approval of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Directors without shareholder approval.  However, shareholders will be notified prior to a material change in an operating policy affecting the Fund.

The Fund may not, as a matter of fundamental policy:

1)
With respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer.  This restriction does not apply to investments in obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.

2)	Invest more than 25% of its total assets in securities or issuers in any one industry. This restriction does not apply to U.S. government securities.

3)	Purchase more than 10% of the outstanding voting securities, or any class of securities of any one issuer.

4)	Purchase securities on margin. (But the Fund may obtain such short-term credits as may be necessary for the clearing of securities trades.)

5)	Engage in any stock option strategy, whether listed or over-the-counter options.

6)	Make short sales of securities.

7)
Invest in real property, real estate limited partnerships, or oil, gas or mineral exploration and development programs; although the Fund may invest in marketable securities which are secured by real estate and securities of companies which invest in or deal in real estate, oil, gas or minerals or sponsor such partnerships or programs.

8)
The Fund will not invest more than 5% of the value of its net assets in illiquid securities, including any private placements and Rule 144A securities.  This percentage limitation will apply at all times, and not just immediately after purchase.

9)
Borrow money, except that the Fund may borrow money on a secured or unsecured basis from banks as a temporary measure for extraordinary or emergency purposes including, but not limited to, the purchase of its own shares.  Such temporary borrowings may not at any time exceed 5% of the value of the Fund’s net assets.  No more than 10% of the value of the Fund’s net assets at any time may be pledged as collateral for such temporary borrowings.

10)	Buy or sell commodities, commodities futures contracts or commodities option contracts.

11)
Loan money, except by the purchase of debt obligations consistent with the Fund’s investment objective and policies.  However, the Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times).

12)
Issue senior securities, as defined in the Investment Company Act of 1940, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in paragraph (9) above, and then only to the extent there mentioned.

13)	Invest more than 5% of the value of the Fund’s net assets in securities of issuers which have been in continuous operation less than three years.

14)
Purchase or retain the securities of any issuer if, to the knowledge of the Fund, any of the officers or directors of the Fund or its investment advisor own individually more than one-half of one percent (0.50%) of the securities of such issuer and together own more than 5% of the securities of such issuer.

15)	Underwrite securities of others, except to the extent the Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities.

16)	Invest more than 10% of its net assets in the securities of other investment companies, and then only as permitted under the Investment Company Act of 1940.

17)	Invest in securities restricted as to disposition under federal or state securities laws.

Temporary Investments.   The Fund’s manager may take a temporary defensive position when the securities markets are experiencing excessive volatility, a speculative increase in value, or when other conditions adverse to the Fund’s investment strategy exist.  In such cases, the Fund may invest in government securities, agency securities, commercial paper, repurchase agreements, or other short-term money market instruments.

Under some circumstances, the Fund may best pursue its investment goal by holding a higher cash balance than it would hold during ideal market conditions.  Fund managers may choose to maintain significant cash balances.  Like all portfolio decisions, the decision of the Fund manager to maintain a cash balance may ultimately help or hinder the ability of the Fund to meet its investment goals.

Portfolio Turnover.  Typically, the Fund focuses on making long-term investments rather than engaging in short-term trading strategies.  The Fund’s portfolio turnover will vary from year to year based upon market conditions and factors affecting the particular securities held in the portfolio

It is the operating policy of the Fund to hold its securities at least as long as they remain undervalued, and to benefit from the lower transaction costs and more favorable tax rates available to long-term holders of equity securities.  However, when circumstances warrant, securities will be sold without regard to the duration of their holding period.

Disclosure of Portfolio Holdings. To prevent the misuse of nonpublic information about the Fund's portfolio holdings, and provide fair disclosure to all investors, it is the policy of the Fund and its affiliated persons not to disclose to third parties nonpublic information of a material nature about the Fund's specific portfolio holdings.  Disclosure of nonpublic information about the Fund's specific portfolio holdings may be made when the Fund has a legitimate business purpose for making the disclosure, such as making disclosures to the Fund's brokers or other service providers, who have a duty to keep the information confidential or who have been instructed by the Fund to keep the information confidential.   The Fund has procedures for preventing the unauthorized disclosure of material nonpublic information about the Fund's portfolio holdings. The Fund and its advisor have adopted a code of ethics that prohibits Fund or advisory personnel from using non-public information for their personal benefit.

The Fund publicly files a portfolio report on a quarterly basis, either by way of a shareholder report or a filing on Form N-Q, within 60 days of the end of each fiscal quarter.  These reports are available to the public on the Fund website or by calling the Fund’s toll-free telephone number.

Any exception to the Fund’s policy must be approved by an officer of the Fund and reported to the Chief Compliance Officer, who reports to the Board.  Changes in the disclosure policy of the Fund will be approved by the Board.

Risk Factors and Special Considerations

Lending Portfolio Securities.  The Fund may lend portfolio securities to brokers, dealers and financial institutions to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

The Fund complies with the view of the staff of the SEC that a mutual fund may engage in such loan transactions only if:  (i) the Fund receives initial collateral in the form of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities having a market value not less than (A) 102% of the market value of domestic U.S. loaned securities or (B) 105% of the market value of foreign equity loaned securities; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined daily) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan; (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Foreign Securities.  The Fund may invest in the securities of foreign companies. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country.  These movements will affect the Fund’s share price and investment performance.  The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States.  The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, imposition of extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks.  In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets.  Other risk considerations include: less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and foreign issuers, difficulty in enforcing contractual obligations and shareholder rights and lack of uniform accounting and auditing standards.  There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

Lower-Rated Debt Securities.  Investment in lower-rated and unrated debt securities can involve a substantial risk of loss.  These securities, which are rated below investment grade, are considered to be speculative with respect to the issuer’s ability to pay interest and principal and they are susceptible to default or decline in market value due to adverse economic and business developments.  The market values for lower-rated securities tend to be volatile and these securities are generally much less liquid than investment-grade debt securities.  When a bond issuer encounters financial distress, it may default on bond payments or file a bankruptcy petition.  Defaulted or bankrupt bonds are typically replaced with new securities, either shares of stock or a new bond issue, as part of a financial restructuring or bankruptcy reorganization.  The risks in these securities include:  loss of income, uncertain timing of implementing a new financing plan, legal uncertainties, variations in state bankruptcy laws, difficulty of valuing the assets of a distressed company, possible management changes, and risks in the amount of and value of new securities to be received.  Some companies do not recover from severe financial distress and are liquidated; these situations may result in a total loss of the Fund’s investment in the security.

Convertible Securities Convertible securities have general characteristics similar to both fixed-income and equity securities.  Yields for convertible securities tend to be lower than for non-convertible debt securities but higher than for common stocks.  Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities and the operations of the issuer.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Real Estate Investment Trusts.  The Fund may invest in real estate investment trusts (“REITs”).  REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Preferred Stock. The Funds may invest in shares of preferred stock.  Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of an issuer’s assets.  Dividends on preferred shares are generally payable at the discretion of the issuer’s board of directors.  Accordingly, shareholders may suffer a loss of value if dividends are not paid.  The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer’s creditworthiness.  Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer’s credit rating.  Preferred stock also may be subject to fluctuations in market value due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

The Fund’s Exercise of its Shareholder Rights.  The Fund may exercise its rights as a shareholder in any of its portfolio companies and communicate its views on important matters of policy to management, the board of directors and other shareholders of those companies if the Fund or its Board of Directors determine that such matters could have a significant effect on the value of the Fund’s investment in those companies.

From time to time, the Fund may engage in activities in conjunction with other shareholders or interested parties which may include, among others, supporting or opposing proposed changes in a company’s structure; seeking changes in a company’s board or management; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party attempts to acquire or control a company.

Management of the Fund

Board of Directors.  The operations of the Fund are supervised by its Board of Directors, who are responsible for representing the interests of the Fund’s shareholders.  The duties of the Fund’s Directors are established by state and federal law.  In general, Directors have a duty to exercise care and prudent business judgment in their oversight of the Fund.  Directors also have a duty to exercise loyalty to the Fund’s shareholders which requires them to act in good faith, avoid unfair dealing, and resolve any conflicts of interest in favor of the Fund and its shareholders.

The Fund’s Board has four members, three of whom are not “interested persons” as that term is defined in Section (2)(a)(19) of the 1940 Act (“Independent Directors”).  The remaining Director is also a director of the Fund’s investment advisor and is, therefore, considered to be an “interested person” of the Fund (“Interested Director”).  The Board annually elects the officers of the Fund to actively supervise the day-to-day operations of the Fund.  The Directors serve for an indefinite period.

Information about each officer and Director of the Fund is provided in the table below:

Name, Age, and Address	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience*	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors**

Eskander Matta Age: 40 50 Beale Street San Francisco, CA 94105	Director of the Fund since 1997	Vice President of eBusiness, Blue Shield of California since 2008; Senior Vice President of Enterprise Internet Services, Wells Fargo & Co. 2002-2008.	2	None

David A. Giannini Age: 57 30 Rockefeller Plaza, Suite 4250 New York, NY 10112	Director of the Fund since 2006	Institutional equity sales and research with Scarsdale Equities since 2006; Institutional equity sales and research with Sanders Morris Harris 1997-2006.	2	None

V. Scott Soler Age: 41 7500 San Felipe, Suite 340 Houston, TX 77063	Director of the Fund since 2007	Partner at Limestone Value Partners and Strategic Consultant at Quantum Energy Partners since 2011; Managing Director of Quantum Energy Partners 2006-2011; Research Analyst and Managing Director of Morgan Stanley 1996-2006.	2	Action Energy Inc.

Interested Directors***

Scott L. Barbee Age: 39 1100 N. Glebe Rd., Suite 1040 Arlington, VA 22201	President since 2009; Director since 1997; Treasurer 1997-2009; Secretary 2006-2009	President of Aegis Financial Corp. since 2009; Managing Director of Aegis Financial Corp. since 1997; Treasurer of Aegis Financial Corp. 1997-2009; Secretary of Aegis Financial Corp. 2007-2009.	2	None

Officer of the Fund who is not also a Director

Sarah Q. Zhang Age: 40 1100 N. Glebe Rd., Suite 1040 Arlington, VA 22201	Chief Compliance Officer of the Fund since 2008; Treasurer/Secretary of the Fund since 2009.
Chief Compliance Officer of Aegis Financial Corp., Aegis High Yield Fund and the Fund since 2008; Treasurer/Secretary of Aegis Financial Corp., Aegis High Yield Fund and the Fund since 2009; Chief Financial Operations Officer, Larkspur Services, Inc. 2005-2007; Tax Manager, PricewaterhouseCoopers 2000-2005.
		N/A	N/A

*
The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as Director.

**	The “Independent Directors” are those Directors that are not considered “interested persons” of the Fund, as that term is defined in the 1940 Act.
***	Mr. Barbee is considered to be an “Interested Director” because of his affiliation with the Fund’s advisor.

Leadership Structure and the Board of Directors.  The Board is responsible for managing the business affairs of the Fund and the Fund and exercising all of its powers except those reserved for shareholders.  The Board is composed of four Directors, three of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”).  The Independent Directors meet regularly in executive sessions among themselves and with Fund counsel to consider a variety of matters affecting the Fund. These sessions generally occur prior to, or following, scheduled Director meetings and at such other times as the Independent Directors may deem necessary. Each Director attended 100% of the total number of meetings of the Board in the year ending December 31, 2009. As discussed in further detail below, the Board has established two standing committees to assist the Board in performing its oversight responsibilities. The Board has engaged the Advisor to manage the Fund and is responsible for overseeing the Advisor and other service providers to the Fund and the Fund in accordance with the provisions of the 1940 Act and other applicable laws.

The Fund’s By-Laws do not set forth any specific qualifications to serve as a Director. The Nominating Committee Charter sets forth a number of factors the Committee will take into account in considering candidates for membership on the Board, including (but not limited to):  (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the on-going functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.  The Nominating Committee Charter also sets forth certain factors that the Committee may take into account in evaluating potential conflicts of interest. In evaluating a candidate for nomination or election as a Director, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund. The Chairman of the Board is not an Independent Director.  The Fund does not have a lead Independent Director. The Chairman’s role is to set the agenda at each Board meeting, preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may also perform other such functions as may be provided by the Board from time to time.

Among the attributes or skills common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, Advisor, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively has been attained through the Director’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Fund, public companies or other organizations as set forth above. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Fund, including factors such as the Fund’s investment strategy and style, the net assets of the Fund, the committee structure of the Fund, and the management, distribution and other service arrangements of the Fund. The Board believes that current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Directors and the full Board in a manner that enhances effective oversight. The Board believes that having a super-majority of Independent Directors is appropriate and in the best interest of the Fund, and that the Board leadership by Mr. Barbee provides the Board with valuable corporate and financial insights that assist the Board as a whole with the decision-making process. The leadership structure of the Board may be changed, at any time and in the discretion of the Board including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight.  The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Fund’s management, the Advisor and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund’s management, the Advisor, the Chief Compliance Officer of the Fund, the independent registered public accounting firm for the Fund, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board's periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board.  The Board has two standing committees:  an Audit Committee and a Nominating and Governance Committee, each of which is comprised of the three Independent Directors of the Fund, Messrs. Matta (Chairperson), Giannini and Soler.  The Audit Committee meets as needed to review the Fund’s financial statements; approve the selection of and consult with the Fund’s independent accountant concerning the Fund’s annual audit and any related accounting issues; receive the independent accountants’ report on internal controls and procedures; and monitor the procedures in place for regulatory compliance.  The Audit Committee met once during the Fund’s most recently completed fiscal year.

The Board has adopted a charter for the Nominating and Governance Committee.  Pursuant to the charter, the Nominating and Governance Committee identifies, evaluates and selects and nominates candidates for the Board and assists the Board in carrying out its responsibilities with respect to governance of the Fund.  The Committee also may set standards or qualifications for Board members.  The Committee may consider candidates as Directors submitted by the Fund’s current Board members, officers, investment adviser and other appropriate sources.  The Committee will not consider candidates as Directors submitted by the Fund’s shareholders.  The Nominating and Governance Committee of the Fund did not meet during the Fund’s most recently completed fiscal year.

Share Ownership by Directors.  As of December 6, 2010, the officers and Directors of the Fund as a group owned approximately 7.46% of the outstanding shares of the Fund.  As of December 31, 2009, the Directors of the Fund owned the following dollar amounts of shares in the Fund:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen By Director in Family of Investment Companies
Independent Directors
Eskander Matta	$50,001-$100,000	$50,001-$100,000
David A. Giannini	$10,001-$50,000	$10,001-$50,000
V. Scott Soler	Over $100,000	Over $100,000
Interested Directors
Scott L. Barbee	Over $100,000	Over $100,000

Compensation.  The Fund does not pay any fees or compensation to its officers or Interested Directors, but the Independent Directors each receive a fee of $1,000 for each meeting of the Fund’s Board of Directors which they attend and $500 for each Committee meeting which they attend.  In addition, the Fund reimburses its Independent Directors for reasonable travel or incidental expenses incurred by them in connection with their attendance at Board meetings.  The Fund offers no retirement plan or other benefits to its Directors.

The following table sets forth information regarding compensation of the Independent Directors by the Fund for the fiscal year ended August 31, 2010:

Independent Director	Aggregate Compensation from the Fund	Total Compensation from Fund and Fund Complex (2 Funds) Paid to Directors
Eskander Matta	$4,500	$9,000
David A. Giannini	$4,500	$9,000
V. Scott Soler	$4,500	$9,000

Code of Ethics.  Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with, or with access to, information about the Fund’s investment activities.  The Fund and the Fund’s investment advisor have adopted Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1.  The Codes of Ethics apply to the personal investing activities of directors, officers, and certain employees (“access persons”).  Under the Codes of Ethics, access persons are permitted to engage in personal securities transactions, but are required to receive prior approval of each personal transaction in a non-exempt security, and are required to report their non-exempt personal securities transactions on a quarterly basis for monitoring purposes.  Copies of the Codes of Ethics are on file with the SEC, and are available to the public.

Proxy Voting Policy

In accordance with a proxy voting policy approved by the Fund’s Board of Directors, the investment advisor to the Fund (Aegis Financial Corporation (“AFC” or the “Advisor”)) votes proxies in a manner that it believes best serves the interest of Fund investors in their capacity as shareholders of a company. As the Fund’s investment advisor, AFC is primarily concerned with maximizing the value of the Fund’s investment portfolio.  Consequently, AFC has voted and will continue to vote the Fund’s proxies based on the principle of maximizing shareholder value.  From time to time, AFC may abstain from voting where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.  All proxies are reviewed by AFC’s designated Proxy Officer.  The Proxy Officer votes the proxies in accordance with the result he or she believes is consistent with maximizing the return of the Fund’s investment portfolio.   As a general matter, AFC typically votes the Fund’s proxies in favor of routine corporate housekeeping proposals including the election of directors (where no corporate governance issues are implicated).  AFC generally votes against proposals for compensation plans deemed to be excessive.  For all other proposals, AFC foremost considers the economic benefit of the proposal to the Fund’s shareholders to determine whether the proposal is in the best interest of shareholders and may take into account the following factors, among others: (i) whether the proposal was recommended by management and AFC’s opinion of management; (ii) whether the proposals act to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

In the event a decision to vote a proxy cannot be addressed by the existing proxy voting policy, the Proxy Officer will consult with the Portfolio Manager to decide how to vote a proxy.  The Proxy Officer will periodically review new types of corporate governance issues and inform the principals of AFC regarding issues that are not clearly covered by the proxy voting policy.  Upon being so informed, the principals of AFC will decide upon appropriate policy changes.

Conflicts of Interest.  AFC is sensitive to conflicts of interest that may arise in the proxy decision- making process.  In proxy voting, there are many potential conflicts of interest between management and shareholders.  AFC seeks to protect the interests of its clients independently of the views expressed by management of a portfolio company and is committed to resolving all conflicts in its clients’ collective best interest. Material conflicts will be reviewed and resolved with outside counsel.

How to Obtain Aegis Value Fund Voting Record.  Information regarding how AFC voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ending June 30 is available without charge on the Fund’s website at http://www.aegisvaluefund.com, by calling the Fund at (800) 528-3780, and on the SEC’s website at http://www.sec.gov.

Principal Holders of Shares

Principal Shareholders.  As of December 6, 2010, the following persons were known to the Fund to be beneficial owners of 5% or more of the outstanding shares of the Fund:

Name and Address	Percentage Ownership	Type of Ownership
Natl. Investor Service Corp.1 55 Water Street, 32nd Floor New York, NY 10041	16.89%	Record
Charles Schwab & Co. Inc.2 101 Montgomery Street San Francisco, CA 94104	11.88%	Record

1
National Investor Service Corp. is the clearing subsidiary of TD Ameritrade, a New York Stock Exchange member firm and broker-dealer holding shares in “street name” for the benefit of its brokerage customers.

2	Charles Schwab & Co., Inc. is a New York Stock Exchange member firm and broker-dealer holding shares in “street name” for the benefit of its brokerage customers.

Investment Advisory and Other Services

Investment Advisor of the Fund.  The Fund is advised by Aegis Financial Corporation, under an Investment Advisory Agreement reapproved by the Board of Directors on October 26, 2010.   This Investment Advisory Agreement was previously approved by shareholders at the Special Shareholders meeting held on April 20, 2007.  AFC is a value-oriented investment firm founded in 1994.

Scott L. Barbee serves as President and a director of the Advisor, and also holds those same positions with the Fund.  Sarah Q. Zhang serves as Secretary/Treasurer and Chief Compliance Officer of the Advisor, and also holds those same positions with the Fund.  Scott Barbee is the sole stockholder of the Advisor and is therefore considered to be a “controlling person” of the Advisor.

Advisory Services.  Under the Investment Advisory Agreement, AFC determines the composition of the Fund’s portfolio and supervises the investment management of the Fund.  AFC also provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities.  AFC furnishes at its expense all personnel and office equipment necessary for performance of its obligations under the Agreement and pays the compensation and expenses of the officers and directors of the Fund who are affiliated with AFC.

The Fund will bear all of its other expenses, including but not limited to the expenses of rent; telecommunications expense; administrative personnel; interest expense; accounting and legal fees; taxes, registration and governmental fees; fees and expenses of the custodian and transfer agent; brokerage commissions; insurance; expenses of shareholder meetings; and the preparation, printing and distribution to existing shareholders of reports, proxies and prospectuses.

Investment Advisory Fees.  As compensation for its services to the Fund under the Investment Advisory Agreement, AFC is entitled to receive an annual advisory fee of 1.20% of the Fund’s average net assets.

The Fund pays AFC its advisory fee on a monthly basis, computed based on the average net assets for the preceding month.  For its most recent fiscal year ended August 31, 2010, the Fund paid AFC total advisory fees of $1,798,591.  For the fiscal year ended August 31, 2009, the Fund paid AFC total advisory fees of 1,219,596.  For the fiscal year ended August 31, 2008, the Fund paid AFC total advisory fees of $2,910,635.  As a means of reducing the Fund’s operating expense ratio, AFC has entered into an expense limitation agreement with the Fund pursuant to which AFC has agreed to waive fees and/or reimburse the Fund’s expenses for the period commencing September 1, 2010 and ending December 31, 2011 in order to limit the Fund’s total operating expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to 1.50%.  AFC waived fees and/or reimbursed expenses in the amount of $0, $28,090 and $0 for the three most recent fiscal years ended August 31, 2010, 2009 and 2008 respectively.  The Fund has agreed to repay AFC for amounts waived or reimbursed by AFC pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s total annual operating expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to exceed 1.50% and repayment is made within three years after the year in which AFC incurred the expense.  During the fiscal year ended August 31, 2010, the Fund repaid AFC in the amount of $28,090 for amounts waived or reimbursed by AFC during the preceding fiscal year.  The Fund’s Board of Directors will ratify or approve the amount of any repayment to AFC or any reimbursed expenses made under the expense limitation agreement.

The Fund’s custodian may apply credits against custodial fees in recognition of cash balances of the Fund held by the custodian. These credits may only be used to reduce the Fund’s expenses.  The credits will not be applied to reduce amounts payable to the Fund by AFC under its expense limitation agreement with the Fund.

Advisory Agreement Approval.  The Investment Advisory Agreement was most recently reapproved by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Investment Advisory Agreement or Interested Persons of any such party, on October 26, 2010.  A discussion of the factors the Directors considered in approving the Investment Advisory Agreement will be included in the Semi-Annual Report to the Shareholders for the period ended February 28, 2010.

Potential Conflicts of Interest.  AFC has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of the Fund and his or her management of other funds and accounts.  Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities.  AFC has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  However, there is no guarantee that such policies and procedures will be effective or that AFC will anticipate all potential conflicts of interest.

AFC may pay additional compensation (at its own expense and not as an expense of the Fund) to certain broker, dealers or other financial intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing.

Compensation of Portfolio Manager.  AFC employs portfolio managers to manage its funds and accounts.  The portfolio manager of the Fund, Scott L. Barbee, is paid a salary by AFC. As the sole shareholder of AFC, Mr. Barbee also receives a portion of AFC’s overall profits.

Employees of AFC may personally own shares of the Fund.  As of August 31, 2010, Mr. Barbee beneficially owned shares of the Fund worth more than $1 million.  Mr. Barbee was also a portfolio manager for approximately 120 equity account portfolios of other AFC clients managed in an investment strategy similar to the Fund with a total value of approximately $70.4 million as of that date.

Distributor

Rafferty Capital Markets, LLC (“RCM”) serves as the Fund’s distributor in connection with the continuous offer and sale of the Fund’s shares.  RCM also reviews and files all proposed advertisements and sales literature with appropriate regulators.  Compensation for the services performed by RCM is paid by AFC from its own resources.

Fund Administrator and Transfer Agent

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s transfer agent and dividend-paying agent.  The principal business address of UMBFS is 803 West Michigan Avenue, Suite A, Milwaukee, WI  53233.  The agreement is effective for successive annual periods, provided it is approved annually by the Fund’s Board of Directors.

UMBFS also provides administration and fund accounting services, and coordinates with the Fund custodian; provides various shareholder services; and maintains such books and records of the Fund as may be required by applicable Federal or state law, rule or regulation under an agreement dated August 14, 2006.  Under the agreement, the Fund pays UMBFS a fee equal on an annual basis to 0.10% on the first $300 million in assets, 0.08% on assets between $300 million and $800 million, 0.06% on assets between $800 million and $1.3 billion and 0.04% on assets over $1.3 billion, subject to a minimum annual fee for these services.  Such fee does not include certain out-of-pocket and other expenses.  Fees paid to UMBFS were $149,883 and $101,633 for the fiscal years ended August 31, 2010 and 2009, respectively.

Custodian

The Fund uses UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106 as its custodian for cash and securities.  The Fund has authorized UMB Bank to deposit portfolio securities in several central depository systems, as allowed by Federal law.

Independent Registered Public Accounting Firm

BBD, LLP serves as the Fund’s independent registered public accounting firm and performs an annual audit of the Fund’s financial statements.  BBD, LLP’s address is 1835 Market Street, 26th Floor, Philadelphia, PA 19103.

Brokerage Allocation

Portfolio Transactions. As provided in its Investment Advisory Agreement, AFC is responsible for the Fund’s portfolio decisions and the placing of portfolio transactions.  Purchase and sale orders for portfolio securities may be effected through brokers who charge a commission for their services.  For its past three fiscal years, the Fund paid total brokerage commissions of $115,441 in fiscal year 2010, $178,248 in fiscal 2009 and  $166,205 in fiscal 2008.

While AFC seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available.  Transactions in smaller company shares may involve specialized services on the part of the broker and thus entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction.

Brokerage Selection.  Allocation of transactions, including their frequency, to various brokers is determined by AFC in its best judgment and in a manner deemed fair and reasonable to shareholders.  The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price.  Subject to this primary consideration, AFC may also consider the provision of supplemental research services in the selection of brokers to execute portfolio transactions.  AFC will not take into account the sale of Fund shares when selecting brokers to execute portfolio transactions.

In executing such transactions, AFC makes efforts in good faith to obtain the best net results for the Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm’s financial strength and its risk in positioning a block of securities.  Such considerations involve judgment and experience, and are weighed by AFC in determining the overall reasonableness of brokerage commissions paid.

Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by AFC in servicing all of its accounts, and not all of such services may be used by AFC in connection with the Fund.

The Fund’s Board of Directors will review from time to time all of the Fund’s portfolio transactions.  The Board will also review information concerning the prevailing level of commissions charged by qualified brokers.

Capital Stock and Other Securities

Common Stock.  The Fund will issue new common shares at its most current net asset value.  The Fund has authorized common stock of one hundred million shares, $0.001 par value per share.  The Fund has registered an indefinite number of shares under Rule 24f-2 of the 1940 Act.  Each share has one vote and is freely transferable; shares participate equally in any dividend distributions.  The shares, when issued and paid for in accordance with the terms of the prospectus, are deemed to be fully paid and non-assessable.  The rights of shareholders can be modified only by a “majority vote of the shareholders” as defined in section 2(a)(42) of the 1940 Act. Shares have no preemptive, cumulative voting, subscription or conversion rights.  Shares can be issued as full shares or as fractions of shares.  A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Purchase, Redemption and Pricing of Shares

Purchase Orders.  Shares of the Fund are offered at net asset value directly by the Fund or through various brokerage accounts.  There are no sales charges (loads) or distribution fees.  The Fund determines its net asset value as described in the Prospectus.

The Fund reserves the right to reject any specific purchase order in its sole discretion.  The Fund also reserves the right to suspend the offering of Fund shares to new or existing investors.  Without limiting the foregoing, the Fund will consider suspending its offering of shares when it determines that it cannot effectively invest the available funds on hand in accordance with the Fund’s investment policies.

Redemptions.  Shares may be redeemed at net asset value, as outlined in the prospectus.  The Fund has elected to be governed by Rule 18f-1 of the 1940 Act pursuant to which the Fund is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.  Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, securities from its portfolio.  The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell.  The redeeming shareholder will usually incur brokerage costs in converting the securities to cash.

The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.  See the “Net Asset Value” section of the Prospectus.

Pricing of Shares.  The purchase and redemption price of Fund shares is based on the Fund’s next determined net asset value per share.  See “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus.

Arrangements Permitting Frequent Purchases and Redemptions of Fund Shares.  The Fund has no arrangements with any party permitting frequent purchases and redemptions of Fund shares.  The Fund is intended for long-term investment and discourages frequent purchases and redemptions of Fund shares that are counter to the interests of all the Fund’s shareholders.

Tax Status

General.  The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed.  To qualify, the Fund must comply with certain requirements relating to, among other things, the source of its income and the diversification of its assets.  The Fund must also annually distribute at least 90% of its investment company taxable income.

Should the Fund not qualify as a “regulated investment company” under Subchapter M, the Fund would be subject to federal income taxes on its earnings whether or not such earnings were distributed to shareholders.  Payment of income taxes by the Fund would reduce the Fund’s net asset value and result in lower returns to the Fund’s shareholders.

The Fund also intends to make distributions as required by the Internal Revenue Code to avoid the imposition of a non-deductible 4% excise tax.  The Fund must distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund’s actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years.

The Fund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed investment company taxable income and net capital gain.  This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax.  This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income reflected in the value of the Fund’s shares; the total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy.  Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

The Fund is permitted to invest up to 15% of its assets in foreign securities.  Some foreign countries withhold income taxes from dividend payments to investors.  The Fund either cannot recoup these tax payments in some cases, or can only receive refunds of withheld taxes after a lengthy application process.  It is not anticipated that tax withholdings on foreign dividends will have a material effect on the Fund’s investment performance.

Financial Statements

The Aegis Value Fund completed its latest fiscal year of operation on August 31, 2010.  Financial statements audited by BBD, LLP, the Fund’s independent registered public accounting firm, are included in the Annual Report to Shareholders of the Fund for the fiscal year ended August 31, 2010 and are incorporated herein by reference.  To obtain a copy of the Fund Prospectus or the Annual Report to Shareholders, please call (800) 528-3780.